UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2024

REVIVA PHARMACEUTICALS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38634	85-4306526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10080 N Wolfe Road, Suite SW3-200, Cupertino, CA	95014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 501-8881

19925 Stevens Creek Blvd., Suite 100, Cupertino, CA 95014
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RVPH	Nasdaq Capital Market
Warrants to purchase one share of Common Stock	RVPHW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The information included in Item 4.02 below is incorporated into this Item 2.02 by reference.

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2024, the Audit Committee (the “Committee”) of the Board of Directors of Reviva Pharmaceuticals Holdings, Inc. (the “Company”), after meeting with management to consider the relevant facts and circumstances underlying the matters covered by Item 4.02 of this Report on Form 8-K, concluded that the Company’s previously issued financial statements for the fiscal year ended December 31, 2022 included in its Annual Report on Form 10-K, the interim financial statements for the quarterly period ended September 30, 2022 included in its Quarterly Report on Form 10-Q, and each of the interim financial statements for the quarterly periods in fiscal 2023 included in its Quarterly Reports on Form 10-Q (cumulatively, the “Restatement Periods”) should be restated to correct historical errors related principally to the timing of recognition of the Company’s estimated accrual of certain research and development expenses, and should therefore no longer be relied upon. As a result, investors, analysts and all other persons should not rely on the Company’s previously released financial statements, press releases, earnings releases, investor presentations or other financial information or communications describing the Company’s consolidated financial statements, that cover any periods during the Restatement Periods.

The need for the restatement arose out of the results of certain financial analysis the Company performed in the course of preparing its fiscal year-end 2023 financial statements. Principally, the Company completed a detailed lookback analysis to compare certain estimated accrued clinical trial expenses, specifically investigator fees, from one contract research organization to its actual clinical trial expenses that were incurred for the respective periods for that contract research organization during the Restatement Periods based on review of historical invoices. In the course of its analysis of the actual information gathered through the lookback process, the Company detected differences between the estimated accrued amounts of those clinical trial expenses and the actual expenses recorded due primarily to the Company’s failure to properly review and evaluate expenses incurred in those clinical trial contracts resulting in the Company not properly accruing for clinical trial expenses that were incurred but for which invoices were not yet received. In addition, the Company determined that an effective process for evaluating the completeness of the research and development expense accrual for investigator fees and related costs, for that contract research organization, was necessary. This included estimated patient site visits not yet reported, average site visit costs and average delay in site invoicing. This provides the Company with an accurate estimate of the costs incurred as there can be a significant delay in receiving an invoice for the services provided by that contract research organization. Management and the Committee have concluded that, in the ordinary course of closing its financial books and records, the Company previously excluded certain clinical trial expenses and associated accruals from the appropriate periods as required under applicable accounting guidelines. This impacted the Company’s previously-issued financial statements for the year ended December 31, 2022, which had understated by approximately $3.9 million certain research and development expenses and associated accrued liabilities, representing the under accrual of clinical expenses which would have otherwise been accounted for in the year ended December 31, 2023. The Company received FDA authorization in early 2022 to begin clinical trials and therefore, no similar error as of December 31, 2021 would be expected or identified. Further, management determined that any misstatements to the quarterly periods ended March 31, 2022 and June 30, 2022 included in its Quarterly Reports on Form 10-Q, were not material.

The Company principally attributes the errors to material weaknesses in its internal control over financial reporting and clinical trial expenses relating to (i) a material weakness in internal control activities due to a failure in the design and implementation of the Company’s controls to review clinical trial expenses, including the evaluation of the terms of clinical trial contracts, specifically, the Company failed to properly review and evaluate progress of expenses incurred in clinical trial contracts resulting in the Company not properly accruing for clinical trial expenses that were incurred but for which invoices were not yet received, and (ii) a material weakness in internal controls due to insufficient resources including in relation to the Company’s financial close and reporting process with appropriate knowledge and expertise to design, implement, document and operate effective internal controls over financial reporting. This material weakness has a pervasive impact and consequently, impacts control activities over all financial statement account balances, classes of transactions, and disclosure. The Company expects to report these material weaknesses in the comprehensive Annual Report on Form 10-K for the fiscal year ended December 31, 2023 as described below.

Based on its preliminary findings, the Company determined that the approximate impact of the errors on its previously reported financial statements for the fiscal year ended December 31, 2022, include the following:

●
Reported Research and Development Expenses of $18.9 million, reported Total Operating Expenses of $24.3 million, reported Loss from Operations of $24.3 million, and reported Net Loss of $24.3 million, were each understated by approximately $3.9 million, representing the under accrual of clinical expenses.

The Committee and management concluded that it is appropriate to restate its financial statements to reflect these adjustments in the Restatement Periods in a comprehensive Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”). The Company previously filed a Form 12b-25 with the Securities and Exchange Commission on April 2, 2024, to extend the due date for the 2023 Form 10-K. The Form 12b-25 disclosed that the 2023 Form 10-K was unable to be filed by the prescribed due date without unreasonable effort or expense because the Company required additional time to complete and finalize the 2023 Form 10-K and the Company’s financial statements, and to obtain an audit report on the Company's financial statements, including for the Company to finalize its review in connection with certain of the Company’s clinical trials and the impact of such expenses on the Company’s financial statements. Having continued such review and now determined, as described in this Item 4.02, that it is appropriate to restate the financial statements to reflect the adjustments in the Restatement Periods in the comprehensive 2023 Form 10-K, the Company currently expects to complete this filing within the 12b-25 extension period.

The Company’s management and the Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Moss Adams LLP, the Company’s current independent registered public accounting firm, and Armanino LLP, the Company’s predecessor independent registered public accounting firm.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this Current Report on Form 8-K are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “continue,” “will,” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about the Company that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements expressed in this Current Report on Form 8-K are based on management’s beliefs and assumptions, which in turn rely upon information available to the Company at the time such statements were made. Such forward-looking statements reflect the Company’s current perspectives on existing information as of the date of this Current Report on Form 8-K. These include, but are not limited to, the nature and estimated amount of adjustments to the Company’s financial statements covering the Restatement Periods as the final adjustments may vary from the amounts estimated in this Current Report on Form 8-K and such variance may be material; the Company’s statements regarding its expectations as to the causes of the errors described above, the scope and the impact of the errors described above; the timing for completion of the restated financial statements included within the Restatement Periods and the associated Securities and Exchange Commission filings within which the restated financial statements are to be included; and the ability of the Company to identify and remediate material weaknesses in its internal control over financial reporting.

These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, the timing and nature of the resolution of the issues discussed in this Current Report on Form 8-K, any delay in the filing of required periodic reports, the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, whether a restatement of financial results will be required for other accounting issues, adverse effects on the Company’s business related to the disclosures made in this Current Report on Form 8-K or the reactions of the Company’s suppliers, contractors or other counterparties, and volatility of the Company’s stock price.

The Company does not guarantee that it will actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated or implied by its forward-looking statements, including those important factors set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2022, and in such other Securities and Exchange Commission filings and other public announcements, following the Company’s Form 10-K for the fiscal year ended December 31, 2022. Although the Company may elect to do so at some point in the future, the Company does not assume any obligation to update any forward-looking statements and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVIVA PHARMACEUTICALS HOLDINGS, INC.

Date: April 15, 2024	By:	/s/ Narayan Prabhu
	Name: Title:	Narayan Prabhu Chief Financial Officer